UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
__________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2006

Shells Seafood Restaurants, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28258	65-0427966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL		33618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (813) 961-0944

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2006, Colonial Bank (the “Bank”) agreed to renew the bank credit facility with Shells Seafood Restaurants, Inc. (the “Company”) in the principal amount of $500,000. The credit facility is set to mature on October 28, 2006. The credit facility originated in December 2005 and the full amount was immediately drawn on to fund remodeling.

The renewal of the credit facility is filed with this Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The preceding description of the terms of the renewal is qualified by reference to Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Description
10.1	Renewal letter on credit facility dated September 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006	SHELLS SEAFOOD RESTAURANTS, INC.

	By:	/s/ Warren R. Nelson
Name: Warren R. Nelson
Title: Vice President and Chief Financial Officer

Exhibit Index

Item No.	Description
10.1	Renewal letter on credit facility dated September 28, 2006